Exhibit 99.2

© 2025 authID Inc. All Rights Reserved. 2024 Annual Results Conference Call March 13, 2025

© 2025 authID Inc. All Rights Reserved. This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . Information contained in this Presentation or presented during this meeting includes “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, potential contract signings, booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc . and its business partners, are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers ; successful implementation of the services to be provided under new customer contracts and their adoption by customers' users ; the Company’s ability to compete effectively ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2024 , filed at www . sec . gov and other documents filed with the SEC for other risk factors which investors should consider . These forward - looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based . This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . Disclaimer & Forward Looking Statements - 2 -

© 2025 authID Inc. All Rights Reserved. WHAT WE DO Artificial Intelligence is producing the most realistic, inauthentic content the world has ever seen. The only way to allow companies to ensure authenticity is to give them the capability to trust the physical presence of an individual human being. This is what authID delivers.

Our Go - To - Market (GTM) Approach Our Go - To - Market approach leverages a mix of customer profiles that position us to achieve early wins and accelerate growth through the first 2 - 3 years FAST 100 Mid - Size / High Growth • Smaller, fast - moving organizations that require minimal product customization • Average 3 - month sales cycle • Smaller deal size, typically $50 - 250k/yr FAT 100 Enterprise • Large enterprise organizations that often require significant product customization and sales effort • Average 9 - 12 month+ sales cycle • Larger deal size, typically $500k - $3M/yr FASTER 100 Channel • Leverage channel partners as resellers to large numbers of their customers • Minimal sales effort, leverage channel partners sales team • Opportunity to quickly add a large number of new logos © 2025 authID Inc. All Rights Reserved. - 4 - © 2025 authID Inc. All Rights Reserved.

$2.94M 2023 2024 2024 Financial Performance Bookings Growth bARR Customer Contractual Commitments Remaining Performance Obligation (RPO) 3.1x $9.01M $4.02M 2023 2024 3.5x $14.26M - 5 - © 2025 authID Inc. All Rights Reserved.

2024 Q4 Performance Highlights

We are focused on accelerating and diversifying revenue growth

- Largest deal in the history of the company, $10M contract over 3 years with a Next Generation AI partner in India
- Expanded relationship with Einstrong to provide Universal Basic Income payments
- Continued expansion into New Verticals adding a Recruiting use case via TurboCheck
- Partnership with Zendesk to enable Customer Support use cases
- Membership in the Accountable Digital Identity Association (ADIA) to advance the adoption of reusable identities
- Launch of PrivacyKey technology along with authID version 4.0 release
- Industry recognition as “Luminary” in 2024 Biometric Digital Identity Prism Flagship Report

authID Fat 100 ($1M+) bookings are now closing and we are successfully landing and expanding customers

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© 2025 authID Inc. All Rights Reserved.
authID

Meeting the Challenge of Generative AI Fraud

- Generative AI is increasing fraud sophistication and reducing the efficacy of legacy IDV providers
- Demand for effective, accessible Biometrics is increasing to meet this evolving threat



Deepfake images & video capabilities
Data breaches and data mining capabilities
Publicly available Gen AI models
Photo and video injection software
authID
Biometric liveness and injection attack detection
Biometric accuracy improvements
Biometric processing speed
Privacy-preserving Biometrics
ID Fraud
ID Security
Legacy ID Verification Providers
Sophistication →
Adoption →

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© 2025 authID Inc. All Rights Reserved.
authID

Why Customers Choose authID

authID delivers what enterprises want through a combination of Speed, Accuracy, and Data Privacy

Enterprise Requirements		authID	Vs. Others
1 **Speed**	Low friction Ease of use	**700ms** Delivers UX consistent with Apple Face ID and Google Face Unlock	7-10s
2 **Accuracy**	Eliminate fraud attacks	**1 to 1 Billion** Biometric accuracy that guarantees knowing who is behind the device	1 to 100,000
3 **Privacy & Data Protection**	Regulatory compliance Mitigate liability from data breaches	**No Biometrics Stored** Compliance to global biometric data privacy standards	**Stored Biometric Data** Images & encrypted Biometric templates stored in Cloud Servers

★ Key Barrier to Large Enterprise Adoption (applies to row 3)

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© 2025 authID Inc. All Rights Reserved.
authID

2024 Q4 and Full Year GAAP Financial Results * 2023 Operating Expenses reflect a $3.4M one - time, non - cash reversal of stock - based compensation from Q1’23 terminations Net Loss from Non - Cash & One - Time Revenue Operating Expenses* Continuing Operations Severance Charges Net Loss Per Share ($M) ($M) ($M) ($M) Continuing Operations $3.19 10.9M 19.6M 15.6M 0.89M 14.3M 10.9M $1.40 $0.41 $0.49 2.8M 0.5M 0.6M 3.2M 4.6M 3.3M 4.9M 0.20M 0.19M 0.07M ‘23 '24 ‘23 ’24 ‘23 '24 ‘23 ’24 ‘23 '24 ‘23 ’24 ‘23 '24 ‘23 ’24 ‘23 ’24 ‘23 '24 Full Year Q4 Full Year Q4 Full Year Q4 Full Year Q4 Q4 Full Year - 9 - © 2025 authID Inc. All Rights Reserved.

2024 Q4 Financial Results GAAP - Remaining Performance Obligation - 10 - © 2025 authID Inc. All Rights Reserved. • RPO represents deferred revenue and non - cancelable contracted revenue over the life of the contract that has not yet been recognized. • Contracts are typically signed with a minimum 3 - year term. YoY Change QoQ Change Period Ending Q4 2023 Q3 2024 Q4 2024 +$0.09M ($0.11M) $0.13M $0.33M $0.22M Deferred Revenue +$10.15M +$10.54M $3.89M $3.50M $14.04M Additional non - cancelable contracted revenue +$10.23M +$10.43M $4.03M $3.83M $14.26M Total Remaining Performance Obligation (RPO)

2024 and Full Year Non - GAAP* Financial Results Q4 2023 Q4 2024 $3.45M $1.67M $3.68M $0.97M $0.70M * See Q4 2024 Earnings Press Release for important information about Non - GAAP Measures **cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment FY 2023 FY 2024 $4.33M $2.94M $4.68M $1.59M $1.35M 3m o 12m o bARR Booked Annual Recurring Revenue** Adjusted EBITDA Annu ARR urring Loss al Rec Revenue Full Year 3 months ended Dec 31 2023 Est. UAC 2023 cARR 2024 Est. UAC 2024 cARR $9.01M $7.13M 2023 2024 2023 2024 0.8M 0.3M Q4 Q4 2023 2024 11.9M 8.7M 4.1M 2.7M ‘23 ’24 ‘23 '24 3mo ended Full Dec. 31 Year - 11 - © 2025 authID Inc. All Rights Reserved.

Revenue Growth Stages Progressing through our growth stages to build a sustainable, recurring revenue stream - 12 - © 2025 authID Inc. All Rights Reserved. 2024 FY Results 2023 FY Results Measurement Stage $9.01M (+$6.07M vs. 2023) $2.94M Booked Annual Recurring Revenue (bARR) Secure new customer contracts with booked Annual Recurring Revenue Bookings 1 $14.26M (+$10.23M vs. 2023) $4.03M Remaining Performance Obligation (RPO) Establish contractual commitments from customers Financial Commitments 2 $0.89M (+$0.70M vs. 2023) $0.19M GAAP Revenue • Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments Revenue 3 2025 Focus Retention Rate Net Revenue Retention Retain customer contracts and expand relationships with upsells and cross - sells Retention and Expansion 4

Q&A © 2025 authID Inc. All Rights Reserved.